                                                                    EXHIBIT 10.8

                         EXCLUSIVE DISTRIBUTOR AGREEMENT

THIS AGREEMENT made this 1 day of October, 1999, by and between Nassda Corporation, a California corporation with its principal place of business at 625 Ellis Street, Suite 206, Mountain View, CA 94043, U.S.A. ("Company"), and Marubeni Solutions Corporation, a Japanese corporation with its principal place of business at Higashi 1-26-20, Shibuya-ku, Tokyo 150-0011, Japan
("Distributor").

     WHEREAS Company wishes to develop export sales of its Software products defined below;

     WHEREAS Company wishes to appoint Distributor as Company's exclusive distributor of its Software products in the Territory defined below;

     AND WHEREAS Distributor wishes to act as Company's exclusive distributor of said Software products;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.  DEFINITIONS
    -----------

1.1 Purchase Note(s): "Purchase Note(s)"  shall mean order form or forms of
    ----------------
Distributor which shall be furnished pursuant to Section 4.1 hereof.

1.2 Software: "Software" shall mean those proprietary computer programs
    --------
specified in Schedule A, in machine-readable form furnished by Company to
             ----------
Distributor pursuant to this Agreement, including the Software user manual and Software specifications in machine readable, printed or other form, and also including any other updates or enhancements to the foregoing.

1.3 Territory: "Territory" shall mean the country known as Japan.
    ----------

1.4 Warranty Period: "Warranty Period" shall mean a period of [***] months from
    ---------------
the date of the customer's acceptance to Software.

2.  APPOINTMENT
    -----------

2.1 Appointment: Company hereby appoints Distributor as its exclusive
    -----------
distributor in Territory for Software and the related support services therefor, and Distributor hereby accepts such appointment. Company shall not appoint any person or entity other than Distributor as its distributor, representative or agent for Software in Territory. Company shall not sell, transfer, license or otherwise make available Software to any person or entity other than Distributor in Territory.

2.2 Inquiries: Any inquiry or order received directly or indirectly by Company
    ---------
originating from Territory with respect to Software shall be promptly referred to Distributor.

3.   TERM
     ----
     Subject to Section 11 hereof, this Agreement shall remain in effect for a period of one (1) year commencing on the date first written above and shall be automatically renewed thereafter on a year-to-year basis unless either party provides written notice to the other party of its intention not to renew this Agreement at least [***] prior to the expiration of the original term of this Agreement or any renewal thereof.


[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

4.   PAYMENT TERMS
     -------------

4.1  Orders: Company shall furnish Software to Distributor in accordance with
     ------
Purchase Notes submitted to Company. Purchase Notes shall be binding upon the parties unless Company otherwise notifies Distributor in writing within seven
(7) days after Company's receipt of each Purchase Note. In case of terms and conditions on each Purchase Note deviate from the provisions on this Agreement, such Purchase Note shall be required Company's prior written consent. In the event of any discrepancy between the provisions of this Agreement and any Purchase Note, the provisions of such Purchase Note shall prevail.

4.2  Prices: Distributor shall pay to Company the prices for Software furnished
     ------
to Distributor hereunder. The currently effective price shall be in listed in Schedule A. The prices for all Software shall include the cost of packaging for
----------
export. Such prices shall be discounted at the rates set forth in Schedule B. [***] shall have the [***] to request [***] than [***] set [***] in order to [***] Distributor to [***] a [***] for [***] in Territory. Any increase of the prices in Schedule A shall be effective no sooner than [***] after the date
          ----------
of Company's written notice therefor to Distributor. Any decrease of the prices thereof shall become effective on the date of the Company's written notice.

4.3  Payment: All invoices from Company shall be submitted to Distributor.
     -------
Payment of the prices shall be made by Distributor directly to Company on a [***] basis from the invoice date.

4.4  Shipment: Software shall be shipped to Distributor and contained in media
     --------
(e.g. floppy disc or magnetic tape) on [***] at [***] address as first written above, basis.

4.5  Initial Order: Distributor shall submit Purchase Note for [***] copies of
     -------------
Software including all options for distribution purpose.

4.6 Demo Copy: Within two (2) weeks after date first written above, Company
    ---------
shall, [***], provide [***] Software licenses to Distributor, which Distributor shall use for product demonstration purpose. [***] floating licenses will be used in Distributor's Tokyo office and [***] floating license in Distributor's Kansai Office. Distributor will pay [***] license maintenance fee for [***]. [***] needs to be [***] for the second and the third licenses, [***] for the first license [***] the [***] year.

5.   SUB-LICENSE
     -----------
     Distributor shall execute with its customer a sub-license agreement which meets the requirements set forth in Schedule C. Distributor shall keep the
                                    ----------
records up-to-date regarding any sub-licenses hereunder and shall make such records available to Company at Distributor's premises during regular business hours.

6.   WARRANTIES
     ----------

6.1  Warranties: Company warrants that it is the exclusive owner of, or has the
     ----------
right to license, Software and related documentation. Company also warrants that each Software will perform in accordance with Company's published specifications for Warranty Period. Company shall, in accordance with Section 10 hereof provide Distributor with any enhancements to Software [***] during the Warranty
Period and shall use due diligence to correct any bugs or functional


[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

defects in Software immediately upon receipt of notice from Distributor of such bugs or defects. Distributor shall give immediate written notice to Company upon discovering any defect or being informed of any such bugs or defects by Customers, and Company's obligation under this warranty shall be to correct or replace Software containing such bugs or defects [***]. All charges, including, but not limited to, freight and custom duties, shall be borne by [***] incurred for replacement of any Software under this Section 6.1.

6.2  Maintenance: Upon Distributor's request, Company shall provide to
     -----------
Distributor at rates specified in Schedule B maintenance services for Software,
                                  ----------
including, but not limited to, answers to routine questions, technical assistance and advice in the installation and day-to-day use and application of Software and the provisions of updates or enhancements of Software.

7.   INTELLECTUAL PROPERTY
     ---------------------

7.1  Title to Software: Title to and ownership of Software including all
     -----------------
patents, copyrights and other property rights applicable thereto shall at all times remain solely and exclusively with Company. Company shall not assign or transfer such title or ownership in whole or in part without the prior written or consent of Distributor. Distributor acknowledges that Company has proprietary interests in Software, and shall not remove or obscure any copyright, patent, trademark, trade secret or similar notice affixed to any Software.

7.2  Infringement: Company shall, at its expense, defend any suit or proceeding
     ------------
brought against Distributor which is based on a claim that Software or any part thereof furnished under this Agreement constitutes an infringement of any intellectual property right, including, but not limited to, patent, copyright or trademark, of any third party. Company shall indemnify Distributor for all damages and costs including reasonable attorney's fees, incurred by Distributor due to such claim or proceeding. In addition to the foregoing, Company shall:
(a) procure for Distributor the right to continue distributing and its customers the rights to continue using Software; (b) replace same with a non-infringing Software; or grant Distributor a refund for infringing Software.

8.   UPDATES, ENHANCEMENTS AND DISCONTINUATIONS
     ------------------------------------------

     Company will provide Distributor pursuant to Sub-Section 6.2 hereof, or [***] during the Warranty Period, with copies of any updates to Software released by Company for the purpose of correcting Defects, as well as any enhancements to Software. Company shall notify Distributor of the release of any new software products produced by Company which are similar to or competitive with Software and such new products shall be made available for sub-licensing hereunder and added to Schedule A. Company shall notify Distributor immediately
                       ----------
in the case of updates, enhancements or new products and at least [***] in advance in the event Company discontinues the distribution of any Software.

9.   MODIFICATIONS
     -------------

     In the event Customers or prospective customers of Distributor request the modifications to Software and such request is useful to accelerate the distribution hereunder, Company shall exercise [***] effort to respond to such request.

10.  WITHOLDING TAX
     --------------

     In accordance with the "Convention between the United States of America and Japan for the


[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income" dated March 8, 1971, income tax or duties will be imposed by the Japanese Government on payments of Software license fees to Company under this Agreement in the nature of withholding. Distributor may deduct such amount of tax or duty (ten percent (10%) of price) from the relevant payment to Company and pay the same to the Japanese Government for the account of Company.

11.   TERMINATION
      ------------

11.1  Termination: Upon the occurrence of any one of the following events, the
      -----------
party not responsible for the event of termination specified below shall, upon giving the other party written notice and without further obligation other than as expressly specified herein, have the right to terminate this Agreement; (a) material breach by either party in fulfilling any one or more of the obligations undertaken by it pursuant to this Agreement which breach is not cured within thirty (30) days after notice; (b) either party is declared insolvent or bankrupt, or makes an assignment of a substantial portion of its assets for the benefit of creditors; or a trustee, receiver or other officer of court is appointed to control a substantial portion of the assets of the other party, or if bankruptcy, liquidation or reorganization proceedings are instituted by or against the other party; or (c) subject to Section 13 hereof, either party is prevented from fulfilling its obligations hereunder for a period in excess of thirty (30) days as a result of the occurrence of an event of Force Majeure.

11.2  Duties upon Termination: Upon the expiration or termination of this
      -----------------------
Agreement for any reason whatsoever: (a) Company shall be responsible for the provision of all Software support to Customers in Territory and bear all expenses related thereto; and (b) Company shall reimburse Distributor all prices paid for all copies of Software and documentation, manuals, etc., related to Software in Distributor's possession, including all charges for return of the same to Company.

11.3 Compensation: In the event this Agreement is terminated by, or for
     ------------
reasons attributable to, Company, Distributor shall submit a list of prospective customers to Company. In the event Company or its designee enters into a licensing arrangement with any of the customers on such list within [***] after the day such list is submitted to Company, Company or its designee shall pay Distributor commission at the rate of [***] of the amount paid by such customer or customers. Company shall remit such commission by telegraph transfer remittance to Distributor by Company within [***] after the execution of such licensing arrangement.

12.  CONFIDENTIALITY
     ---------------

     Company and Distributor agree that, in addition to Software, certain information supplied by each to the other during the course of this Agreement may be proprietary or confidential. All such information shall be clearly marked "confidential", shall be held in confidence by the receiving party during the Term of this Agreement and shall be used only for the purpose of this Agreement. All documentation with respect to Software is furnished solely for Distributor's and Customer's internal use. Distributor may make, and may permit Customers to make, copies of such documentation to satisfy its internal requirements and those of Customers, provided that all such copies include an appropriate copyright and proprietary information notice. All such documentation, and all copies thereof, shall be maintained in secure premises by Distributor and Customers, and Distributor and Customers shall take all appropriate measures to prevent the


[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

unauthorized disclosure thereof. The confidentiality obligations set forth herein shall not apply to: (a) disclosures of information required by law; (b) information known to either party hereto prior to the date first above-written and not obtained directly from the other party; (c) information required by Distributor for the purpose of marketing Software in Territory; or (d) information which now or later becomes available to the public, provided such occurrence is not the result of an improper act or omission of either party.

13.  FORCE MAJEURE
     -------------
     Any delay or failure in the performance of any part or the whole of this Agreement by either party hereto shall be excused, subject to Sub-Section 15 hereof, if and to the extent caused by earthquake, typhoon, or other natural disaster, war, warlike condition, revolution, blockade, embargo or governmental order, rule or restriction, and the affected part of this Agreement shall be suspended until the force majeure circumstances have ended.

14.  ASSIGNMENT
     ----------
     Neither this Agreement nor any part hereof may be assigned by either party without the other party's prior written consent, and any such attempted assignment shall be null and void. If such other party consents as stated above, any potential assignee must agree to abide by the terms and conditions of this Agreement. "Assignment" shall be deemed to include the transfer of substantially all the assets of, or majority interest in the voting stock of, either party, or the merger of either party with one or more third parties.

15.  NON-WAIVER
     ----------
     The failure of either party to enforce at any time any provision(s) of this Agreement shall in no way be considered a waiver of such provision(s), nor shall such failure affect the validity of this Agreement in any way. The failure of either party to exercise any such provision(s) shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any other right under this Agreement.

16.  NOTICES
     -------
     Any notice required to be given hereunder shall be in writing and in English and sent to the addresses first above-written, or such other addresses as are notified in writing by the parties, by registered mail, cable, telex or telecopy. Notices shall be deemed to have been given upon the expiration of seven (7) days after mailing as aforesaid to the addressee (when sent by registered mail), upon receipt by the addressee (when delivered by hand), on the next day (when sent by cable) upon confirmation of receipt by answer-back code (when sent by telex) or upon transmission (when sent by telecopy).

17.  GOVERNING LAW AND TRADE TERMS
     -----------------------------
     This Agreement shall be governed by and construed in accordance with the laws of State of California, but specifically excluding the provisions of the 1980 U.N. Convention on Contracts for the International Sales of Goods. The trade terms under this Agreement shall be governed by and interpreted in accordance with the provisions of the International Commercial Terms (INCOTERMS), as amended.

18.  ARBITRATION
     -----------
     All disputes, controversies or differences which may arise between the parties in connection with this Agreement shall be settled first by mutual discussion and, only if that is unavailing, then by arbitration pursuant to the Japan-American Trade Arbitration Agreement of September 16, 1952, as in force on the date of this Agreement, by which each party hereto is bound. The place of arbitration shall be Tokyo, Japan if the demand for arbitration was made by Company and San Francisco, CA, U.S.A. if such demand was made by Distributor. The award rendered in the arbitration shall be final and conclusive.

19.  SEVERABILITY
     ------------
     The provisions of this Agreement shall be deemed severable, and if any provision of this Agreement is found to be invalid by any body of competent jurisdiction, such invalidity shall not affect the validity of the remaining provisions hereof.

20.  IMPORT AND EXPORT REGULATIONS
     -----------------------------
     The parties hereto acknowledge and understand that the United States Export Administration Regulations shall restrict or forbid the re-export of the Software supplied hereunder and the technical data related thereto from Territory to other destination specified in such Regulations without the prior approval of the United States Government. Distributor agrees that it shall comply any and all provisions of such Regulations and any other applicable laws and shall also maintain the necessary records required by such Regulations or such laws.

21.  STATUS OF PARTIES
     -----------------
     The relationship of the parties under this Agreement shall be and at all times remain one of independent contractors. Neither party shall have the right to hold itself out to third parties as a representative of, or to enter into contracts on behalf of, the other party without the prior written consent of the other party. No agency is to be created by this Agreement.

22.  SECTION HEADINGS
     ----------------
     The section headings used in this Agreement are inserted for the purpose of convenience only and shall not be construed to limit or extend any provision hereof.

23.  ENTIRE AGREEMENT
     ----------------
     This Agreement, together with Schedules A through C attached hereto and made integral parts hereof, constitute the entire agreement between Company and Distributor and supersede all prior agreement or understanding with respect to the subject matters hereof. This Agreement shall not be amended, altered or changed except by a written agreement signed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized officers or representatives on the date first above-written.

Nassda Corporation                               Marubeni Solutions Corporation

/s/  [***]                                       /s/  [***]
------------------------                         ------------------------

By:   [***]                                      By:   [***]
    --------------------                             --------------------

Its:  [***]                                      Its:  [***]
    --------------------                             --------------------

Date: Oct. 1, 1999                               Date: Oct. 1, 1999
     -------------------                              --------------------


[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   SCHEDULE A
                                   ----------
                               Products and Prices
                               -------------------

                                               Floating                   15% Annual                 Time Based
Product Description                       Perpetual License             Maintenance Fee             Lease Program
-------------------                       -----------------             ---------------             -------------
HSIM-SC
(simulates up to 100K transistors)              [***]                        [***]

HSIM-MS
(simulates up to 10M transistors)               [***]                        [***]                      [***]

HSIM-XL
(no elements limitation)                        [***]                        [***]

nWare  Debussy
(Waveform viewer by Novas Software)             [***]                        [***]


[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   SCHEDULE B
                                   ----------
                        Discount Rate & Maintenance Fees
                        ---------------------------------


1.   Discount Rate: [***] discount on the Price List in Schedule A.
     -------------                                      ----------

     *Remark: Both [***] shall [***] and determine [***] for every [***]. If [***] the [***], then the [***] for the [***] shall be [***]. Both parties acknowledge and agree that the [***] provided above shall be the [***], but not constitute any [***] of [***].

2.   Maintenance Fees: The maintenance fees shall be listed in Schedule A.
     ----------------                                          ----------
The [***] discount rate shall be applied to such maintenance fees.


[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   SCHEDULE C
                                   ----------
                          TERMS OF SUBLICENSE AGREEMENT
                         -----------------------------

Distributor's Sublicense Agreement shall provide, among other things, that:

(a) The sublicense shall be non-exclusive, non-transferable and, in principle, (unless terminated in accordance with the provisions set forth in the Sublicense Agreement) perpetual (excluding Time Based License);

(b) Each sublicense of Software shall be for use only on a single, designated CPU (for Node-Lock) or on the designated network with authorized number of users (for Floating);

(c) The customer shall not make copies of Software, except for use on the designated CPU or for back-up or archival purposes;

(d) Company shall retain all title, copyright and other proprietary rights in and to Software, including any and all copies, modifications, translations and other derivative works that duplicate or are based on Software;

(e) The customer shall limit use of and access to Software to such of customer's employees or contractual persons as are required to be involved in the operation and maintenance thereof, provided that the customer shall take all reasonable actions as may be necessary to preserve the confidentiality of the Software and prevent transfer or disclosure thereof to others;

(f) The customer shall not remove or modify any copyright or proprietary rights notice included in or on Software and shall reproduce all such notices on any copies of Software or portions thereof, in any form, which customer may make;

(g) The customer shall not decompile, disassemble, or attempt in any way to reverse engineer Software;

(h) The customer shall not directly or indirectly export or re-export any Software without first obtaining Distributor's written approval and any necessary United States and/or Japanese export license; and

(i)  In addition to the terms and conditions set forth in this Schedule C,
                                                               ----------
     Distributor may include any other terms and conditions in the sublicense agreement, provided that such terms and conditions: (i- 1) are, except to the extent required by any applicable law in the Territory, consistent with the terms and conditions set forth in any subsections above; (i-2) do not expand Company's obligations beyond those set forth in the body of this Agreement; and (i-3) do not authorize Distributor to incur any liabilities, obligations or commitments on behalf of Company.